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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 1, 2003


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                             ALLEGHANY CORPORATION

             (Exact name of registrant as specified in its charter)


           Delaware                    1-9371                    51-0283071
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(State or other jurisdiction   (Commission File Number)        (IRS Employer
     of incorporation)                                      Identification No.)




                375 Park Avenue, Suite 3201
                     New York, New York                    10152
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         (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code (212) 752-1356
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Item 5.  Other Events.

         On July 1, 2003, Alleghany Corporation issued a press release announcing that it has completed the acquisition of Royal Specialty Underwriting, Inc., the Atlanta, Georgia-based excess and surplus underwriting agency subsidiary of Royal & Sun Alliance Insurance Group plc. A copy of such release is attached hereto as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits. The following exhibit accompanies this report:

             Exhibit Number             Exhibit Description
             --------------             -------------------
                 99.1                   Press Release Announcing Completion of
                                        Acquisition by Alleghany Corporation of
                                        Royal Specialty Underwriting, Inc.













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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLEGHANY CORPORATION


Date: July 2, 2003                  By: /s/ Peter R. Sismondo
                                        -------------------------------
                                    Name:   Peter R. Sismondo
                                    Title:  Vice President, Controller,
                                            Treasurer and Assistant
                                            Secretary





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                               Index to Exhibits


     Exhibit Number                    Exhibit Description
     --------------                    -------------------
        99.1                           Press Release Announcing Completion of
                                       Acquisition by Alleghany Corporation of
                                       Royal Specialty Underwriting, Inc.